ORIGINAL ELECTRONICALLY TRANSMITTED TO THE SECURITIES AND EXCHANGE COMMISSION ON
                                DECEMBER 9, 1994


                                                    REGISTRATION NO. 33-54375(2)
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- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------
                                AMENDMENT NO. 2
                                       TO

                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                               ------------------
                  INTERNATIONAL BUSINESS MACHINES CORPORATION
             (Exact name of registrant as specified in its charter)
                               ------------------

                                    NEW YORK
                        (State or other jurisdiction of
                         incorporation or organization)
                                   13-0871985
                    (I.R.S. employer identification number)

                             ARMONK, NEW YORK 10504
                                 (914) 765-1900
   (Address, including zip code, and telephone number, including area code of registrant's principal executive offices)
                               ------------------
                                 JOHN E. HICKEY
                                   SECRETARY
                  INTERNATIONAL BUSINESS MACHINES CORPORATION
                             ARMONK, NEW YORK 10504
                                 (914) 765-1900
(Name, address, including zip code, and telephone number, including area code of agent for service)
                               ------------------
                                    COPY TO:
                                ROBERT ROSENMAN
                            CRAVATH, SWAINE & MOORE
                               825 EIGHTH AVENUE
                            NEW YORK, NEW YORK 10019
                               ------------------
        Approximate date of commencement of proposed sale to the public:
   From time to time after the effective date of this Registration Statement.
                               ------------------
     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: / /

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box: /X/
                               ------------------
     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.
                               ------------------
     (1) Pursuant to Rule 429 of the Rules and Regulations of the Securities and Exchange Commission under the Securities Act of 1933, the Prospectus included in this Registration Statement also relates to up to 671,030 shares of Capital Stock previously registered under the registrant's Registration Statement on Form S-3 (Registration No. 33-50095), less the amount of any such shares offered on or after the date hereof and prior to the date this Registration Statement shall be declared effective.
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

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     All of the expenses in connection with the offering described in this Registration Statement other than those listed below will be borne by the Selling Shareholder. The following sets forth the estimated amounts of such expenses to be borne by the Company:

          Securities and Exchange Commission Registration Fee............   $175,512
          Printing and Engraving Expenses................................     20,000
          Accounting Fees and Expenses...................................     10,000
          Legal Fees and Expenses........................................     20,000
          Listing Fees...................................................     33,000
          Miscellaneous Expenses.........................................      1,488
                                                                            --------
               Total Expenses............................................   $260,000
                                                                            ========

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Sections 721-726 of the New York Business Corporation Law ("NYBCL") contain non-exclusive provisions for indemnification of officers and directors of a corporation under certain specified conditions, including, in part: (a) indemnification against judgments, fines, amounts paid in settlement of, and reasonable expenses incurred as a result of, an action or proceeding, whether civil or criminal, threatened or brought against such person (other than by one bringing an action by or in the right of the corporation, but including an action by or in the right of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person served in any capacity at the request of the corporation) if such person acted in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation, and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful; (b) indemnification against amounts paid in settlement and reasonable expenses incurred by such person in connection with the defense or settlement of an action by or in the right of the corporation of such director or officer acted, in good faith, for a purpose which he reasonably believed to be in, or, in the case of service of any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the corporation, except that no indemnification shall be made in respect of (1) a threatened action, or a pending action which is settled or otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation, unless and only to the extent that the court, or if no action was brought, a court of competent jurisdiction, determines the person is fairly and reasonably entitled to indemnification; and (c) notwithstanding the failure of a corporation to provide indemnification, indemnification pursuant to court order.

     Article Eleven of the Company's Restated Certificate of Incorporation provides that pursuant to Section 402(b) of the NYBCL, the liability of the Company's directors to the Company or its stockholders for damages for breach of duty as a director shall be eliminated to the fullest extent permitted by the NYBCL, as it exists or as it may be amended. No amendment or repeal of Article Eleven shall apply to or have any effect on the liability of any director of the Company for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

     The By-laws of the Company provide that the Company shall, to the fullest extent permitted by applicable law as in effect at any time, indemnify any person made, or threatened to be made, a party to an action or proceeding whether civil or criminal (including an action or proceeding by or in the right of the Company or any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise for which any director or officer of the Company served in any capacity at the request of the Company), by reason of the fact that such person or such person's testator or intestate was a director or officer of the Company, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorney's fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein.

     The Company's Directors' and Officers' Liability Insurance Policy provides for indemnification of the directors and officers of the Company against certain liabilities.

ITEM 16. EXHIBITS.

 EXHIBIT
  NUMBER
- ----------
(4)(a)        Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit VI of the Company's Form 10-K for the year ended December 31, 1992).
(4)(b)        Certificate of Amendment to the Certificate of Incorporation of the Company
              (incorporated by reference to Exhibit 4.1 of the Current Report of the Company
              on Form 8-K dated May 28, 1993).
(4)(c)        By-laws of the Company (incorporated by reference to Exhibit V of the Company's
              Form 10-K for the year ended December 31, 1993).
(5)           Opinion of Robert S. Stone, Esq.*
(23)(a)       Consent of Independent Accountants.
(23)(b)       Consent of Counsel (included in Exhibit 5).
(24)(a)       Powers of Attorney (incorporated by reference to Exhibit 24(a) of the Company's
              Registration Statement on Form S-3 (Registration No. 33-50095) electronically transmitted to the Securities and Exchange Commission on August 26, 1993, as
              amended by Amendment No. 1 electronically transmitted to the Securities and
              Exchange Commission on October 6, 1993).
(24)(b)       Certified copy of a resolution adopted by the Company's Board of Directors authorizing execution of the registration statement by power of attorney.*

- -------------------------
* Filed electronically with the initial filing.

ITEM 17. UNDERTAKINGS.

     The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement (other than as provided in the proviso and instructions to Item 512(a) of Regulation S-K) (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

          (4) That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described in Item 15 above, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted by such officer, director or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 9th day of December, 1994.

                                         INTERNATIONAL BUSINESS MACHINES
                                         CORPORATION
                                         By:       /s/  JEROME B. YORK
                                           -------------------------------------
                                                      Jerome B. York

                                                   Senior Vice President
                                                and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


            SIGNATURE                                TITLE                           DATE
- ---------------------------------   ---------------------------------------   -------------------

                *                       Chairman of the Board and Chief          December 9, 1994
- ---------------------------------   Executive Officer (Principal Executive
     Louis V. Gerstner, Jr.                        Officer)
                                        Senior Vice President and Chief          December 9, 1994
- ---------------------------------   Financial Officer (Principal Financial
         Jerome B. York                            Officer)
                                       Controller (Principal Accounting          December 9, 1994
- ---------------------------------                  Officer)
       Richard F. Wallman
                *                                  Director                      December 9, 1994
- ---------------------------------
          Harold Brown
                *                                  Director                      December 9, 1994
- ---------------------------------
         James E. Burke
                *                                  Director                      December 9, 1994
- ---------------------------------
          Fritz Gerber
                *                                  Director                      December 9, 1994
- ---------------------------------
       Nannerl O. Keohane
                                                   Director
- ---------------------------------
        Charles F. Knight
                *                                  Director                      December 9, 1994
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        Thomas S. Murphy
                *                         Vice Chairman of the Board             December 9, 1994
- ---------------------------------
          Paul J. Rizzo
                *                                  Director                      December 9, 1994
- ---------------------------------
        John B. Slaughter
                                                   Director
- ---------------------------------
         Charles M. Vest
                *                                  Director                      December 9, 1994
- ---------------------------------
         L.C. van Wachem
                *                                  Director                      December 9, 1994
- ---------------------------------
      Edgar S. Woolard, Jr.
    *By:  /s/  JOHN E. HICKEY
         John E. Hickey
        Attorney-in-Fact

                            DESCRIPTION OF EXHIBITS

                                 EXHIBIT INDEX


 EXHIBIT
  NUMBER
- ----------
(4)(a)        Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit VI of the Company's Form 10-K for the year ended December 31, 1992).
(4)(b)        Certificate of Amendment to the Certificate of Incorporation of the Company
              (incorporated by reference to Exhibit 4.1 of the Current Report of the Company
              on Form 8-K dated May 28, 1993).
(4)(c)        By-laws of the Company (incorporated by reference to Exhibit V of the Company's
              Form 10-K for the year ended December 31, 1993).
(5)           Opinion of Robert S. Stone, Esq.*
(23)(a)       Consent of Independent Accountants.
(23)(b)       Consent of Counsel (included in Exhibit 5).
(24)(a)       Powers of Attorney (incorporated by reference to Exhibit 24(a) of the Company's
              Registration Statement on Form S-3 (Registration No. 33-50095) electronically transmitted to the Securities and Exchange Commission on August 26, 1993, as
              amended by Amendment No. 1 electronically transmitted to the Securities and
              Exchange Commission on October 6, 1993).
(24)(b)       Certified copy of a resolution adopted by the Company's Board of Directors authorizing execution of the registration statement by power of attorney.*


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* Filed with the initial filing.